             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                         Statement to Certificateholders
                                 October 15 2004

        DISTRIBUTION IN DOLLARS
          ORIGINAL           PRIOR                                                                                   CURRENT
          FACE               PRINCIPAL                                                        REALIZED   DEFERRED    PRINCIPAL
CLASS     VALUE              BALANCE          PRINCIPAL       INTEREST       TOTAL            LOSSES     INTEREST    BALANCE
A        1,015,000,000.00    738,410,394.18   33,028,815.65   1,218,377.15   34,247,192.80       0.00       0.00     705,381,578.53
CERT                 0.00              0.00            0.00      31,382.06       31,382.06       0.00       0.00               0.00
TOTALS   1,015,000,000.00    738,410,394.18   33,028,815.65   1,249,759.21   34,278,574.86       0.00       0.00     705,381,578.53

    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                               PASS-THROUGH RATES
                         PRIOR                                                         CURRENT                  CURRENT
                         PRINCIPAL                                                     PRINCIPAL       CLASS    PASS THRU
CLASS     CUSIP          FACTOR          PRINCIPAL      INTEREST      TOTAL            FACTOR                   RATE
A         1266712S4      727.49792530    32.54070507    1.20037158    33.74107665      694.95722023      A      1.980000 %
TOTALS                   727.49792530    32.54070507    1.23128986    33.77199494      694.95722023

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Steven  Charles
JPMorgan Chase Bank  - ITS - Global Debt
JPM, 227 W. Monroe , 26th Floor
Chicago, Illinois 60606
Tel: (312) 267-5023
Fax: (312) 267-5213
Email: steven.charles@chase.com

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                 October 15 2004

Investor Floating Allocation Percentage                                                                                  99.14595 %

Investor Distribution Amount                                                                                          34,247,192.80
Note Interest                                                                                                          1,218,377.15
Note Rate                                                                                                                1.980000 %
Note Interest not payable, due to insufficient Investor Interest Collections                                                   0.00
Unpaid Investor Interest Shortfall                                                                                             0.00
Per $1,000 of Original Investor Principal Balance
Interest on the Unpaid Investor Interest Shortfall                                                                             0.00
Remaining Unpaid Investor Interest Shortfall                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Principal Distributed:
Investor Loss Amount Paid as Principal                                                                                         0.00
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              2,332,436.91
Scheduled Principal Collections Payment Amount                                                                        30,696,378.74
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Prinipal Distributed                                                                                            33,028,815.65

Unreimbursed Investor Loss Reduction Amounts                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Basis Risk Carryforward Distributed

Basis Risk Carryforward Remaining                                                                                              0.00

Servicing Fee                                                                                                            310,321.30
Accrued and Unpaid Servicing Fees from Prior Periods                                                                           0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                 October 15 2004

Note Principal Balance (before distributions)                                                                        738,410,394.18
Note Principal Balance (after distributions)                                                                         705,381,578.53
Note Factor                                                                                                             0.6949572 %

Asset Balance of Mortgage Loans:                                                                                     714,001,762.81

Credit Enhancement Draw Amount                                                                                                 0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                 October 15 2004

          Delinquent Mortgage Loans
               Group Totals
                                             Principal
          Category          Number           Balance           Percentage
          1 Month               96           2,879,346.76      0.41 %
          2 Month               32             954,683.92      0.14 %
          3 Month               47           1,295,447.69      0.18 %
          Total                175           5,129,478.37      0.73 %

            *     Delinquent Buckets do not include Foreclores or REO Properties

          Bankruptcies
              Group Totals
                                             Principal
                            Number           Balance           Percentage
                                69           1,686,733.33      0.24 %

            *     Bankruptcy Loans are also reflected in Deliquencies.

          Foreclosures
              Group Totals
                                             Principal
                            Number           Balance           Percentage
                                 2              64,900.00      0.01 %

          REO Properties
              Group Totals
                                             Principal
                            Number           Balance           Percentage
                                 2              57,287.23      0.01 %

Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                 October 15 2004

Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                         12.00
Principal Balance                                                                                                           485,455

Subordinated Transferor Collections                                                                                    6,360,719.88

Overcollateralization Step-Down Amount                                                                                         0.00
Available Transferor Subordinated Amount                                                                               6,360,719.88
Required Transferor Subordinated Amount                                                                               11,165,000.00
Interest Collections(non-investor)                                                                                        31,382.06
Transferor Principal Collections                                                                                       6,035,562.03

Mortgage Loans for which the Mortgage Loan File was not delivered to the
Indenture Trustee within 30 days of the Closing File
Number                                                                                                                         0.00
Balance                                                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                 October 15 2004

I. CASH RECONCILIATION
Net Interest Collections - per Servicer Report                                                                         3,674,497.41
Principal Collections - per Servicer Report                                                                           36,731,940.77
Residual Advance                                                                                                               0.00
Cash released from Additional Loan Account                                                                                     0.00
Insured Payment                                                                                                                0.00
Total Deposit to Collection Account                                                                                   40,406,438.18


II. DISTRIBUTION SUMMARY
Premium to Credit Enhancer                                                                                                92,301.30
Fannie Mae Guarantee Fee                                                                                                       0.00
Investor Certificate Interest and Unpaid Investor Certificate Interest                                                 1,218,377.15
Unreimbursed Credit Enhancement Draw Amounts                                                                                   0.00
Amounts owed Master Servicer per Sect. 3.08 and 7.03                                                                           0.00
Basis Risk Carryforward                                                                                                        0.00
Class A Investor Certificate Principal Distributed                                                                    33,028,815.65
Transferor Interest Distributed                                                                                           31,382.06
Transferor Principal Distributed                                                                                       6,035,562.03
Total Distributions                                                                                                   40,406,438.18


III. BALANCE RECONCILIATION
Loan Group Beginning Balance                                                                                         744,771,114.06
Loan Group Ending Balance                                                                                            714,001,762.81
Change in Balance                                                                                                     30,769,351.25
Principal Collections                                                                                                 36,731,940.77
Liquidation Loss Amount                                                                                                   72,972.51
Additional Balances                                                                                                    6,035,562.03
Balance Check                                                                                                                  0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                 October 15 2004

OTHER INFORMATION
Transferor Principal Balance (Beginning)                                                                               6,360,719.88
Transferor Principal Balance (Ending)                                                                                  8,620,184.28
Investor Fixed Allocation Percentage                                                                                       100.00 %

Interest Received                                                                                                      3,984,818.71
Net Liquidation Proceeds (Allocable to Interest)                                                                               0.00
Insurance Proceeds (Allocable to Interest)                                                                                     0.00
Servicer Optional Advance (Allocable to Interest)                                                                              0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                                                                      0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                                                                        0.00
Residual Advance                                                                                                               0.00
Total Interest                                                                                                         3,984,818.71
Investor Interest Collections                                                                                          3,643,115.36

Begining Balance                                                                                                     744,771,114.06
Principal Collections                                                                                                 36,246,485.54
Net Liquidation Proceeds (Alloc. to Principal)                                                                                 0.00
Insurance Proceeds (Alloc. to Principal)                                                                                       0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                                                                        0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                                                                          0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                                                              485,455.23
Transfer Deposit Amount per Sect. 2.02 (a)                                                                                     0.00
Investor Principal Collections                                                                                        36,731,940.77
Total Principal                                                                                                       36,731,940.77
Additional Balances                                                                                                    6,035,562.03
Ending Principal Balance                                                                                             714,001,762.81
Total Collections                                                                                                     40,406,438.18
Alternative Principal Payment                                                                                         30,696,378.74

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                 October 15 2004

Loans Average Daily Balance                                                                                          741,190,184.08

Weighted Average Loan Rate                                                                                                6.48570 %
Weighted Average Net Loan Rate                                                                                            5.83570 %

Excess Interest                                                                                                                0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                 October 15 2004

LOAN MODIFICATION SUMMARY
Loans with Senior Lien Balance Modification(CLTV<80%)-current                                                            495,714.76
Loans with Senior Lien Balance Modification(CLTV<80%)-cumulative                                                       1,812,071.18
Loans with Senior Lien Balance Modification(CLTV<80%)-% of Initial                                                           0.18 %

Loans with Senior Lien Balance Modification(CLTV>80%) - current                                                          154,066.98
Loans with Senior Lien Balance Modification(CLTV>80%) - cumulative                                                     2,190,254.06
Loans with Senior Lien Balance Modification(CLTV>80%) - % of Initial                                                         0.22 %

Loans with Credit Limit Modification - current                                                                           845,088.00
Loans with Credit Limit Modification - cumulative                                                                      4,931,162.00
Loans with Credit Limit Modification - % of Initial                                                                          0.49 %

Loans with Gross Margin Modification - current                                                                           526,560.07
Loans with Gross Margin Modification - cumulative                                                                      2,357,296.60
Loans with Gross Margin Modification - % of Initial                                                                          0.24 %

CREDIT ENHANCER INFORMATION
Amount due to Credit Enhancer from Prepayment Shortfall                                                                        0.00
FGIC Surety Bond in force?                                                                                                     0.00
Credit Enhancement Draw Amount                                                                                                 0.00
Guaranteed Distribution                                                                                                        0.00
Credit Enhancement Premium                                                                                                92,301.30
Guaranteed Principal Payment Amount                                                                                            0.00
Spread Rate                                                                                                                3.8557 %
Excess Spread Rate                                                                                                         3.8557 %
Rolling three month Excess Spread Percentage                                                                               3.7244 %
Required Subordinated Percentage                                                                                             1.10 %
Balance used for Required Subordinated Amount                                                                       Initial Balance
Initial Subordinated Amount                                                                                         (15,047,675.33)

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

             Countrywide Home Loans Inc. Revolving Home Equity Loan
                        Asset Backed Certificates 2004-A

                                 October 15 2004

Can Required Transferor Subordinated Amount be Reduced?                                                                          NO
Has a Rapid Amortization Event occurred?                                                                                         NO
Cause of Rapid Amortization Event                                                                                                NA
Has an Event of Servicing Termination occurred?                                                                                  NO
Cause of Event of Servicing Termination                                                                                          NA

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.